streetTRACKS® SERIES TRUST

FORTUNE 500® Index Fund (FFF)

Supplement Dated March 31, 2005
To Prospectus Dated October 28, 2004

On March 28, 2005, the Board of Trustees of streetTRACKS® Series Trust (the “Trust”) approved, subject to shareholder approval, a change to the investment objective of the FORTUNE 500® Index Fund (the “Fund”). The Board of Trustees has called a meeting of shareholders of the Fund on June 10, 2005, and at any adjournments thereof, to consider the change in investment objective.

Fortune, Inc. (“Fortune”), the sponsor of the Fund’s underlying index, the Fortune 500® Index, has informed the Trust that Fortune will no longer publish the Fortune 500 Index. Therefore the index license between the Trust, on behalf of the Fund, and Fortune will terminate. At a special meeting of the Board of Trustees, the Board approved a new index for the Fund, the Dow Jones Wilshire 5000 Composite IndexSM, to replace the Fortune 500 Index and a new name for the Fund, the streetTRACKS® Total Market Index Fund, each of which will become effective pending shareholder approval of the change in investment objective.